UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2005
Adams Respiratory Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51445 (Commission File Number) Identification No.)	75-2725552 (IRS Employer
425 Main Street, Chester, New Jersey 07930

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (908) 879-1400
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE

Item 8.01. Other Events.
     On December 9, 2005, Adams Respiratory Therapeutics, Inc. announced the pricing of a secondary offering of selling stockholders. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
     The following exhibit is furnished herewith:

Exhibit
Number	Description
99.1	Press release dated December 9, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESPIRATORY THERAPEUTICS, INC. (Registrant)
December 9, 2005	By:	/s/ David P. Becker
David P. Becker
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX
99.1           Press release dated December 9, 2005.